Exhibit 10.3

LOAN AGREEMENT

THIS AGREEMENT, dated for reference December 15, 2025, is made

BETWEEN:

KILKEEL CAPITAL CORP., a company registered in the Province of Alberta

(the “Lender”);

AND:

BLUE LINE HOLDINGS INC., a company registered in the State of Colorado

(the “Borrower”)

WHEREAS the Borrower wishes to borrow and the Lender is willing to lend to the Borrower Twenty-Five Thousand United States Dollars (US $25,000) on the terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	DEFINITIONS

Where used in this Agreement, the following words and phrases shall have the following meaning:

(a)	“Agreement” means this Agreement and the schedules hereto, as at any time amended or modified and in effect;

(b)	“Charter” means the Memorandum and Articles, the Articles and By-Laws or other constating documents of the Borrower, as at any time amended or modified and in effect;

(c)	“Event of Default” means any event specified in subsection 7.1;

(d)	“Lender’s Security” means the Note;

(e)	“Loan” means the loan by the Lender to the Borrower established pursuant to subsection 3.1; and

(f)	“Note” means the promissory note or notes made by the Borrower to the Lender as evidence of the Loan, attached hereto as Schedule “A”.

2.	INTERPRETATION

2.1	Governing Law

This Agreement is governed by the laws of the Province of British Columbia and the parties attorn to the non-exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Agreement.

2.2	Severability

If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

2.3	Parties in Interest

This Agreement enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.

2.4	Headings and Marginal References

The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

2.5	Currency

All statements of, or references to, dollar amounts in this Agreement means lawful currency of the United States.

3.	THE LOAN

3.1	Establishment of the Loan

The Lender agrees, on the terms and conditions set forth in this Agreement, to lend Twenty-Five Thousand Dollars ($25,000).

3.2	Drawdown of Loan

The Lender will advance up to $25,000 to the Borrower in tranches as may be required by the Borrower.

3.3	Evidence of Indebtedness

Indebtedness of the Borrower to the Lender in respect of the Loan will be evidenced by the Note, which will be made by the Borrower to the Lender at the time funds are advanced.

3.4	Term of Loan

The term of the Loan will end June 30, 2026.

3.5	Repayment of Loan

The Borrower will repay the loan on or before June 30, 2026.

The Borrower will issue to the Lender 50,000 of its common shares (the “Bonus Shares”) on signing of this Loan Agreement.

The Bonus Shares have not been registered under the United States Securities Act of 1933 and may not be offered or sold in the U.S. or to U.S. Persons unless registered or an exemption is available.

3.6	Prepayment of Loan

The Borrower may prepay the Loan and Interest at any time without penalty or charges.

4.	SECURITY FOR THE LOAN

4.1	Costs, Charges and Expenses

The Borrower will assume and pay all costs, charges and expenses, including reasonable solicitors’ costs, charges and expenses on a special costs basis, which may be incurred by the Lender in respect of this Agreement or the Lender’s Security or which may be incurred by the Lender in respect of any proceedings taken or things done by the Lender in connection therewith to collect, protect, realize or enforce the Lender’s Security and the Borrower consents to such costs, charges and expenses being charged and fixed on a lump sum basis in accordance with the Legal Profession Act (British Columbia).

5.	REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties

The Borrower represents and warrants to the Lender that:

(a)	the Borrower is an Alberta corporation duly incorporated, validly existing and in good standing in the Province of Alberta;

(b)	the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Lender’s Security and to carry out the obligations contemplated herein and therein;

(c)	this Agreement and the Lender’s Security have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

(d)	no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default, has occurred or is continuing.

5.2	Survival of Representations and Warranties

All representations and warranties made herein will survive the delivery of this Agreement to the Lender and no investigation at any time made by or on behalf of the Lender shall diminish in any respect whatsoever its rights to rely on those representations and warranties. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement will constitute representations and warranties made by the Borrower thereunder.

6.	COVENANTS OF THE BORROWER

The Borrower covenants and agrees with the Lender that, at all times during the currency of this Agreement, it will:

(a)	pay the Loan, Bonus Shares and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

(b)	duly observe and perform each and every of its covenants and agreements set forth in this Agreement and the Lender’s Security;

(c)	provide the Lender with immediate notice of any Event of Default; and

(d)	do all things necessary to obtain and maintain the Lender’s Security in good standing and make payment of all fees and charges in respect thereto.

7.	EVENT OF DEFAULT

7.1	Definition of Event of Default

The Loan, and Bonus Shares, together with all other costs and any other money owing to the Lender under this Agreement will immediately become payable upon demand by the Lender or, unless otherwise waived in writing by the Lender, in any of the following events:

(a)	if the Borrower defaults in any payment when due under this Agreement;

(b)	if the Borrower commits any default under any of the Lender’s Security instruments;

(c)	if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of seven days after notice in writing has been given by the Lender to the Borrower specifying the default.

8.	GENERAL

8.1	Waiver or Modification

No failure on the part of the Lender in exercising any power or right hereunder will operate as a waiver of power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom will be effective unless it is in writing signed by the Lender. No notice to or demand on the Borrower will entitle the Borrower to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

8.2	Time

Time is of the essence of this Agreement.

8.3	Further Assurances

The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

8.4	Assignment

The Borrower may not assign this Agreement and its interest herein or any part hereof without the prior written consent of the Lender.

9.	NOTICES

9.1 Any notice under this Agreement will be given in writing and may be sent by email or courier.

9.2 If notice is sent by email or is delivered, it will be deemed to have been given at the time of transmission or delivery.

9.3 If notice is courier, it will be deemed to have been received 48 hours following the date of mailing of the notice.

10.	AMENDMENTS

This Agreement may be amended waived discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

IN WITNESS WHEREOF the Lender and the Borrower have executed and delivered this Agreement.

KILKEEL CAPITAL CORP.

By:	/s/ Patrick McGrath
Authorized Signatory

BLUE LINE HOLDINGS INC.

By:	/s/ Joseph C. Henn
Authorized Signatory

SCHEDULE “A”

to the Loan Agreement dated for reference December 15, 2025

between KILKEEL CAPITAL CORP. and BLUE LINE HOLDINGS INC.

PROMISSORY NOTE

Principal Amount: US $25,000	December 15, 2025 at Lynbrook, NY

For value received, BLUE LINE HOLDINGS INC. (the “Borrower”) hereby promises to pay to KILKEEL CAPITAL CORP. (the “Lender”) the principal sum of Twenty-Five Thousand United States dollars (US $25,000) on the earlier of:

(i) June 30, 2026:

(ii) the occurrence of an Event of Default (as defined in the Loan Agreement between the Borrower and the Lender dated for reference December 15, 2025),

All payments under this promissory note will be made by electronic funds transfer or wire transfer (pursuant to wire transfer instructions provided by the Lender from time to time) and delivered to the Lender. All payments made by the Borrower will be applied first to interest, and any other costs or charges owed to the Lender, then to principal.

The undersigned is entitled to prepay this promissory note, in whole or in part, without notice or penalty. The undersigned waives demand and presentment for payment, notice of non-payment, protest, notice of protest and notice of dishonour. This promissory note will be governed by and construed in accordance with the laws of British Columbia.

BLUE LINE HOLDINGS INC.

Per:
Authorized Signatory